Exhibit 99.1

 First Quarter 2017 Investor Presentation  May 3, 2017

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresBased upon recent regulatory guidance and interpretations on the use of non-GAAP financial measures, in its fourth quarter 2016 filings, news releases and presentations, the Company furnished both unrevised non-GAAP financial measures that excluded the premium amortization adjustment (PAA) as well as revised non-GAAP financial measures that included the PAA. In addition, the Company indicated that the fourth quarter 2016 would be the final quarter that the Company would report unrevised core earnings metrics that exclude the PAA. Beginning with the first quarter 2017, the Company is no longer disclosing non-GAAP financial measures that exclude the PAA. However, given its usefulness in evaluating the Company’s financial performance, the Company is continuing to separately disclose the PAA. Additionally, comparative prior period results reported in the current and future periods will conform to the revised presentation.The Company believes its non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating the Company’s performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.    Safe Harbor Notice  2

 Overview

Annaly is a Leading Diversified Capital Manager

ANNALY®

Agency

The Annaly Agency Group invests in Agency Mortgage-Backed Securities (MBS)

Residential Credit

The Annaly Residential Credit Group invests in non-Agency residential mortgage assets within securitized products and whole loan markets

Commercial Real Estate (CRE)

The Annaly Commercial Real Estate Group originates and invests in commercial mortgage loans, securities, and other commercial real estate debt and equity investments

Middle Market Lending (MML)

The Annaly Middle Market Lending Group provides financing to private equity backed middle market businesses across the respective capital structures

- ✓ Largest mREIT in the world with an equity base of $12.6 billion
- ✓ Over $15 billion of dividends declared since initial public offering (IPO) in October 1997
- ✓ Total return of 821% since IPO compared to 250% and 183% for the S&P 500 and the mREIT sector, respectively[(1)]
- ✓ Permanent capital solution for the redistribution of MBS, residential credit, CRE assets and middle market loans
- ✓ Diversified investment platform built to manage various interest rate and economic environments
- ✓ Conservative leverage profile with a variety of potential financing sources for each investment group

Source: Bloomberg, Company filings. Financial data as of March 31, 2017. Market data as of April 27, 2017.
(1) mREIT sector represented by Bloomberg mREIT Index (BBREMTG).

4

Capital Diversification Drives Performance

Annaly is positioned as a permanent capital solution for the redistribution of MBS, residential credit, CRE assets and middle market loans

	Agency	Residential Credit	Commercial Real Estate	Middle Market Lending
Assets (1)	$83.8bn	$2.8bn	$2.1bn	$0.8bn
Financing (2)	$74.0bn	$1.7bn	$1.1bn	$0.3bn
Capital (3) (% of Total)	$9.4bn (79%)	$1.1bn (9%)	$1.0bn (8%)	$0.6bn (4%)
Levered Return (4)	11-13%	9-11%	8-10%	9-11%
Income Stability	Fluctuates	Fluctuates	Fairly Stable	Fairly Stable
Book Value Impact	Higher Impact	Higher Impact	Low to Moderate Impact	Low Impact

Note: Financial data as of March 31, 2017.

(1) Agency assets include "to be announced" (TBA) purchase contracts (market value) and mortgage servicing rights (MSRs). CRE assets are exclusive of consolidated variable interest entities (VIEs) associated with B-Piece commercial mortgage-backed securities.

(2) Includes TBA notional outstanding.

(3) Dedicated capital excludes TBA purchase contracts (market value), non-portfolio related activity and varies from total stockholders' equity.

(4) Levered returns represent levered net interest spread using a blend of products within each sector.

5

 6  Over the last 12 months, Annaly has continued its diversification effort – adding over $6 billion of assets with lower leveraged floating rate/credit exposure  Evolution of Annaly’s Lower Leveraged Floating Rate & Credit Businesses  ($ in millions)  Source: Company filings.

Annaly's Strong Balance Sheet and Liquidity

Annaly's liability profile and large capital base provide the Company with unique competitive advantages

Total Capitalization of ~$80bn


Agency & Non-Agency Repo $62.3bn
FHLB $3.6bn
Commercial Financing $1.0bn
Preferred Equity $1.2bn
Common Equity $11.4bn

Agency & Non-Agency Repo ($62.3bn)

- Weighted average maturity of 88 days represents one of the longest term repo in the mREIT sector(1)
- RCap, in place since 2008, provides beneficial access to FICC market
- Strong counterparty credit quality and significant capacity available

FHLB ($3.6bn)

- Initial 5 year sunset (ending February 2021) for FHLB financing provides significant competitive advantage
- Current weighted average maturity of ~4 years
- Allows for financing of credit assets at levels not achievable by most other REITs

Commercial Financing ($1.0bn)

- ~$1.1bn of credit facilities and mortgages payable(2) providing funding capacity to support commercial credit assets
- Asset diversification provides more opportunities for lending relationships

Preferred Equity ($1.2bn)

- Largest preferred capital base in the mREIT sector and larger than 99% of all publicly traded REITs(3)
- mREIT sector-low(1) weighted average coupon of 7.62%

Common Equity ($11.4bn)

- Largest capital base in the mREIT sector and larger than 99% of all publicly traded REITs(3)
- Provides liquidity to investors and for future market opportunities not available to many other industry participants

Source: Company filings, Bloomberg, SNL.
Note: Financial data as of March 31, 2017.
(1) mREIT sector represented by BBREMTG.
(2) Includes $282mm funded on $300mm AMML credit facility and $416mm funded on ACREG facility (capacity upsized from $350mm to $500mm in Q1 2017). Also includes $312mm of mortgages payable.
(3) Publicly traded REITs defined as all REITs within the Bloomberg United States REIT list. Financial data as of most recent quarter available.

7

Annaly's Financing Structure

The depth and diversity of Annaly's financing structure provides attractive funding costs

- Annaly's longer term structure is desirable compared to mREIT peers and is supplemented by unique access to the FHLB
- Swaps, Eurodollar and Treasury futures represent nearly 75% of the notional balance of our repo and warehouse lines, providing an offset for increases in LIBOR[1]
- Despite recent hikes in Fed funds, Annaly's cost of financing has increased 84% less than residential peers over the last three quarters[2]

Quarter-over-Quarter Change in Cost of Funds vs. Fed Funds and Residential Peers



30.0
25.0
20.0
15.0
10.0
5.0
-
(5.0)
Bps Change
(1.3)
5.0
2.4
8.7
1.0
(1.0)
4.2
6.0
4.7
26.0
18.3
21.6
6.7
27.0
8.6
Q2'16
Q3'16
Q4'16
Q1'17
NLY
Fed Funds
Agency Peers(3)
Hybrid Peers(4)

Source: Company filings, Annaly calculations.
Note: Excludes US Treasury repo. Term structure and cost of funds includes FHLB advances.
(1) Swaps, Eurodollar and Treasury futures represent Interest Rate Swaps, 2-year Swap Equivalent Eurodollar Contracts and U.S. Treasury futures totaling $48.6bn notional balance.
(2) Residential peers consist of the Agency and Hybrid peers defined below. Financial data reflects quarters ended June 30, 2016 through December 31, 2016.
(3) Agency peers consist of AGNC, CYS, CMO, ARR, and ANH. For Q1 2017, Agency peers consist of only those peers that have filed Q1 2017 10-Qs as of the time this presentation was created (AGNC, ARR, CMO, CYS).
(4) Hybrid peers consist of CIM, TWO, MFA, and MITGE. Q1 2017 data is unavailable for Hybrid peers as of the time this presentation was created.

8

Scaled Diversification Enhances Dividend and Book Value Stability

As a result of the diversification strategy, Annaly has generated strong returns, while delivering consistent dividends and a stable book value

Economic Return(1)



25%
20%
15%
10%
5%
-
22%
17%
22%
12%
NLY
Agency
Hybrid
Commercial

NLY outperformed the mREIT sector since committing to diversification

Dividend Stability(2)



-
(2%)
(4%)
(6%)
(8%)
(10%)
(12%)
(14%)
(16%)
(18%)
(20%)
(7%)
(18%)
(13%)
NLY
Agency
Hybrid
Commercial

NLY has paid a consistent dividend over the past 14 quarters

Book Value Stability (3)



-
(5%)
(10%)
(15%)
(20%)
(25%)
(8%)
(16%)
(7%)
(22%)
NLY
Agency
Hybrid
Commercial

Book value has proved far more stable than pure play models

In addition, the diversification strategy has allowed Annaly to operate with a leverage profile that is ~20% lower than mREITs with pure play Agency strategies

Source: Bloomberg and Company filings. Includes all companies in the Agency, Hybrid, and Commercial sectors of the BBREMTG with market caps above $200mm.

(1) Economic Return represents sector averages of total economic return (change in book value plus dividends paid) for the period from Q4 2013 to Q4 2016.

(2) Dividend Stability measures the change in dividend from Q4 2013 to Q1 2017.

(3) Book Value Stability measures the change in book value from Q4 2013 to Q4 2016.

9

     PAA, the component of premium amortization representing the quarter-over-quarter change in estimated long-term CPRs, is magnified in periods with large interest rate movements  Source: SNL Financial, Bloomberg, Company Filings, J.P. Morgan Markets.   Understanding Annaly’s Premium Amortization Adjustment (PAA)  10  PAA Cost / (Benefit) Per Shr.  Fannie Mae 30 –Year Current Coupon  Based upon recent regulatory guidance, Annaly reports core earnings metrics that include the PAA

 Note: Company Filings. *Represents a non-GAAP measure, see Appendix.  Consistent Operating Performance  11  NLY Core EPS*  PAA Cost/(Benefit) Per Share      The balance of core earnings and the PAA cost / benefit impact is indicative of earnings power and one of the main determinants of the dividend  Annaly has paid out a stable dividend of $0.30 for the last 14 consecutive quarters

 Performance

Annaly's Value to an Illustrative Investment Portfolio

Adding Annaly stock to a fixed-income and equity portfolio enhanced the optimal risk-adjusted returns



Efficient frontier excluding Annaly
Efficient frontier including Annaly
ANNALY
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Annualized Return 2014 – Q1 2017
EM USD Aggregate
US MBS
S&P 500
NASDAQ
mREITs
US High Yield
US Corporate
US Treasury
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Volatility of Monthly Returns 2014 – Q1 2017

- Annaly's risk-adjusted return[1] is favorable compared to selected other investment alternatives
- In addition, NLY has shown a low correlation to these investment choices
- Given this combination, adding Annaly stock to an equity/ fixed income portfolio could have increased return for each unit of risk[2]

Adding Annaly stock to a diversified investment portfolio shifted the efficient frontier and resulted in enhanced portfolio optimization

Source: Bloomberg, Annaly calculations based on Barclays U.S. Securitized Total Return Unhedged Indices for fixed income and S&P 500 and NASDAQ equity indices.
Note: Illustrative portfolio (excluding Annaly) reflects investment allocations into the following indices: Barclays US Aggregate Total Return, Barclays US Treasury Total Return, Barclays US MBS Index Total Return Value Unhedged, Barclays US Corporate Total Return, Barclays US Corporate High Yield Total Return, Barclays EM USD Aggregate Total Return, S&P 500, and NASDAQ Composite. mREITs not included in either portfolio; data point shown on page for illustrative purposes.

(1) Risk-adjusted return represents annualized total return divided by volatility of monthly total returns.
(2) Efficient frontier represents an optimal risk/return profile for an illustrative investment portfolio. The shift in efficient frontiers represents the increase in return for the same level of volatility by adding Annaly into an illustrative investment portfolio.

13

 Source: Bloomberg and Company Filings.Note: Dividend data as of quarter ended December 31, 2016. Excludes companies with less than $1bn in dividends paid for 2016. Market cap and total return data as of April 27, 2017.  Annaly is a Leading Yield Manufacturer in the Financial Services Sector  14  Rankings of the Top 15 Public Financial Companies in the S&P 500, Property REITs and Mortgage REITs  Of the top 15 dividend payers, Annaly has generated the highest total return in 2017

 Industry Leading Size and Scale  Annaly is 10x the median size of Agency mREITs while utilizing 20% less leverage, which enables the generation of meaningful returns per unit of leverage  Source: Bloomberg, SNL Financial, and Company filings.Note: Represents companies in the BBREMTG Index. Financial data as of December 31, 2016. Market data as of April 27, 2017. Return per unit of leverage represents 2017 YTD total return over leverage as of December 31, 2016.   15      Leverage (12/31/2016)  Total Return 2017 YTD  Return Per Unit of Leverage(1)    6.4x  23.5%  3.7%  Agency Average  7.7x  17.3%  2.3%

 Source: Bloomberg. MLPs represents AMZ Index, HY represents the BAML US High Yield Index, Equity REITs represents FTSE NAREIT Index, Utilities represents UTY Index, and IG represents the BAML US Corporate Index.Note: Data as of April 27, 2017. Average annual yields and average annual total returns include 2017 YTD data as April 27, 2017. Equity REIT data does not begin until 2006.  Consistently Attractive Returns in a Low-Yielding Environment  Yields & Returns Since 2000  N:\Capital Markets\Marketing\Presentations\Roadshow\May 2014\ExcelAsset Class Projected Returns since 2000  \\nyprodfs02\fidac\Capital Markets\Marketing\Presentations\Roadshow\May 2014\Excel\Asset Class Projected Returns since 2000 v16.xlsx  Annaly’s historic total return profile is highly attractive when compared across asset classes, and current yield far outstrips most income-oriented market alternatives  16  \\nyprodfs02\fidac\Capital Markets\Requests\Asset Returns\Asset Class Projected Returns since 2000 v2017.04.21.xlsx

 Performance vs. Other Equity Yield Investments  Source: Bloomberg. mREITs represent BBREMTG. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank Index. Note: Market data from December 31, 2013 to April 27, 2017.  Annaly’s current investment team, in place since 2014, has outperformed other yield options  73.9%  52.9%  40.8%  42.7%  38.5%  17.9%  (14.2%)  17

 Market Positioning

Macro Economic & Interest Rate Market Conditions

Rates markets remained range bound in Q1 2017 amid economic optimism despite reduced confidence in fiscal stimulus

- Survey measures of growth have soared after the 2016 U.S. election, although hard data continues to show only modest current growth
  - Consumer and small business measures[1] of economic confidence have all hit their highest marks in 10+ years
  - The surge in optimism appears to hinge on Administration campaign promises that have yet to materialize
  - Overall economic conditions remain favorable within the growth range of recent years, particularly with an improved household sector and potentially stronger investment spending

- First quarter rates markets were range bound amid declining volatility
  - Markets digested the March 2017 Federal Reserve (Fed) rate hike well, but need to make further adjustments to incorporate Fed rate outlook going forward
  - Uncertainty around fiscal policy promises, rising geopolitical tensions, and Fed balance sheet runoff remain significant risks going forward

Hard and soft economic data have diverged a record amount[2]



Economic Data Surprise, (>0=Data Beat)
3
2
1
0
-1
-2
2009
2011
2013
2015
2017
Soft Data
Hard Data

Given range-bound rates, MBS performance was largely flat



MBS Price Performance (3)
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
2.8%
2.7%
2.6%
2.5%
2.4%
2.3%
2.2%
2.1%
2.0%
10-year Swap Yield
12/30/16
01/30/17
02/28/17
03/31/17
10y Swap Yld (rhs)
FNCL 3.5
FNCL 4.0
FNCI 3.0

Source: Bloomberg, The Yieldbook, Citi, Annaly calculations.

(1) Consumer: Conference Board, University of Michigan. Business: National Federation of Independent Business (NFIB).

(2) "Soft data" includes surveys & business cycle indicators, while "Hard data" includes housing, labor markets, industrial, household, retail and wholesale sectors. Historical data begins January 2009.

(3) Price performance of a hedged MBS position. Positions are hedged to 0.5y duration gap and levered 6.5x at the beginning of each quarter shown in the exhibit. Hedges are restruck should aggregate position duration (incl. hedges) drift below 0y or above 1.5y.

19

This Hiking Cycle is Different from the Past…

The Fed is raising rates at a much slower pace than in prior cycles

Numerous factors are driving the Fed to be much more cautious in hiking interest rates than in prior hiking cycles

- Inflation is only now reaching the Fed's official target
- Manufacturing output relative to capacity, business investment, and productivity growth remain low
- Divergence in global monetary policy as Europe and Japan continue to ease
- Impact of the altered regulatory environment on monetary policy implementation remains uncertain
- Risks around the fiscal outlook remain high

The pace in Fed hikes has been slower than prior cycles



8%
6%
4%
2%
0%
Fed Funds Target Range
0
5
10
15
20
25
Months from first hike
'93-'95
'99-'00
'04-'06
'15-Q1 2017

Manufacturing sector far from overheating



90%
85%
80%
75%
70%
65%
Percent of Capacity (Seasonally Adjusted)
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
Hiking Cyle
Industrial Capacity Utilization

Front-end rate divergence is currently near a maximum



300
200
100
0
-100
-200
-300
-400
Spread (bps)
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
Hiking Cyle
German-US 2yr Gov't Bond Spread

Source: Haver, Bloomberg, Federal Reserve Bank of NY.
Note: Hiking cycle defined as end of the month two months prior to first hike (e.g. October 31, 2015 for current) to end of month one month after the last hike.

20

… Which Could Maintain a Steeper Curve

The yield curve may remain steeper than in prior cycles

Factors driving a steeper curve:

- The Fed's balance sheet runoff may add long-end duration to the market in coming years
- Strong foreign demand drove much of the flattening in the 2004-2006 hiking cycle
- Consumers should be better positioned to manage higher long-term rates
- Confidence is rising while the Fed hikes
- Continued consumption and an improvement in investment could keep longer-run growth afloat

The curve is steeper than in prior cycles



10yr-2yr Spread (bps)
300
200
100
0
-100
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
Hiking Cyle
US Yield Curve

Less levered households have capacity for higher interest rates



Debt Payments to Disposable Income
14x
13x
12x
11x
10x
9x
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
Hiking Cycle
HH Debt Service Ratio

Foreign demand is weaker than in prior cycles (most notably 2004-2006)



Cumulative Change in Foreign-Held USTs at NY Fed ($bn)
$200
$100
$0
-$100
-$200
0
5
10
15
20
25
Months
'93-'95
'99-'00
'04-'06
'15-Q1 2017

Source: Haver, Bloomberg, Federal Reserve Bank of NY.

21

Agency MBS Market Already Pricing in Fed Runoff

The market is better prepared for change in Fed Balance Sheet Policy than it was during the 2013 Taper Tantrum

Healthier overall rate levels	Higher current mortgage yields	Broader range of outcomes given policy uncertainty	Greater protection in market selloff	Volatility and balance sheet concerns largely priced in	Highlights relative attractiveness of Agency MBS	Lower risk and leverage in debt / equity markets	Significantly lower refinanceability in universe



2.3%
3.0%
61 bps
20 bps
1.7%
2.3%
49 bps
109%
430 bps
363 bps
0.45
0.49
71%
51%
18%
0 bps
10yr UST Yield
Current Coupon
Rate Volatility
Mtg Payup % of Theoretical Value(1)
FNCL 3.5 OAS
HY Spread to LIBOR
Financial Conditions Index
Mtg Universe Refi(2)
Pre-Taper Tantrum (April 2013)
Today (April 2017)

Source: Bloomberg, Yield Book, JP Morgan.

(1) Actual total cost for FNMA 30yr 4.0 MLB compared to model-implied value.

(2) Percentage of conventional 30-year loans with a refinancing incentive (gross WAC 50 basis points above primary mortgage rate).

22

Valuation Effect

The market is beginning to recognize the value of Annaly's ~30 investment options and there is more upside potential based on the implied valuations of credit businesses



Valuation Growth / (Decline)
ANNALY
0.82x
1.07x
30.7%
Agency mREITS
0.81x
1.02x
26.5%
Hybrid mREITs
0.96x
1.04x
8.7%
Commercial mREITs
0.92x
1.17x
26.3%
BDCs
1.07x
1.06x
(0.6%)
All mREITs
0.92x
1.07x
16.1%
Price / Book Multiple
-
0.20x
0.40x
0.60x
0.80x
1.00x
1.20x
1.40x
12/31/2013
Current (4/27/2017)

Source: Bloomberg and Company filings. Financial data as of most recent quarter available. Market data as of April 27, 2017.
Note: mREIT sectors include companies in BBREMTG with market caps above $200mm. BDCs include publicly traded BDCs with market caps above $200mm. December 31, 2013 chosen as starting point based upon beginning of dedicated effort to diversification and establishment of current investment teams.

23

 Business Update

 Pass Through Coupon Type  Agency MBS Portfolio  Note: Data as of March 31, 2017. Percentages based on fair market value and may not sum to 100% due to rounding.Inclusive of TBA purchase contracts (market value) and MSRs.“High Quality Spec” protection is defined as pools backed by original loan balances of up to $150K, higher LTV pools (CR/CQ), geographic concentrations (NY/PR). “Med Quality Spec” includes $175K loan balance, high LTV pools, FICO < 700. “30+ WALA” is defined as weighted average loan age greater than 30 months.  As of Q1 2017, the market value of the Agency portfolio was $83.8 billion(1) in assets~80% of the portfolio is positioned in securities with prepayment protection as of Q1 2017Agency MBS performed in line with hedges as rates remained largely range bound in Q1 and volatility declinedAgency investment team continued to use a disciplined approach to protect firm’s book value  Asset Type(1)  Call Protection(2)  Total Dedicated Capital: $9.4bn  15 & 20Yr: 20%  30Yr+:80%  \\nyprodfs02\fidac\Capital Markets\Quarterly Earnings Supplement\16'Q4\Excel\Agency Portfolio - Q4 2016 Pie Charts.xlsx  25

Residential Credit Portfolio

- The residential credit portfolio grew from $2.5 billion to $2.8 billion in assets during Q1 2017, a ~13% increase from Q4 2016, primarily driven by growth of nearly $350mm in whole loans
- Significant spread tightening and steepening of seasoning curve in credit risk transfer (CRT) throughout Q1 2017 has led to gradual reduction of overweight bias in favor of newer issue
- Fundamental performance remains positive and additional support has come from increasing investor participation, secondary market liquidity and improvements in repo funding terms
- New origination whole loans are attractive given advantageous FHLB funding and tight mortgage underwriting standards
  - Post-crisis mortgage originations continue to outperform previous vintages
- Growth of the Legacy portfolio should slow given current valuations though fundamentals remain strong

Total Dedicated Capital: $1.1 billion

Sector Type



WL
19%
Agency CRT
23%
Private Label CRT
2%
Prime
7%
Alt-A
7%
Subprime
25%
NPL
5%
RPL
2%
Jumbo 2.0
9%
Jumbo 2.0 IO
1%

Coupon Type



IO
<1%
Fixed
27%
Floating
48%
ARM
24%

Effective Duration



>5 yrs
4%
<2 yrs
62%
2-3 yrs
21%
3-4 yrs
9%
4-5 yrs
4%

Note: Data as of March 31, 2017. Percentages based on fair market value and reflect economic interest in securitizations. Jumbo 2.0 includes the economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.

26

Commercial Real Estate Portfolio

- The commercial real estate portfolio declined from $2.3 billion to $2.1 billion in assets[(1)] during Q1 2017, a ~8% decrease from Q4 2016
- New investment activity has been moderate, primarily a result of a cautious stance on credit and valuations, a significant decline in new acquisition activity by sponsors, and a highly competitive market
  - $144 million of new investments closed in Q1 2017
  - $115 million of institutional A-Note held for sale sold in Q1 at par (we no longer have any CRE assets that are being held for sale)
  - $181 million of paydowns/sales in Q1 2017[(2)]
    - Borrowers achieved business plans / assets appreciated in value
- Active pipeline with quality opportunities, but will remain disciplined

Total Dedicated Capital: $1.0 billion

Asset Type



Preferred Equity
1%
AAA CMBS
5%
Credit
CMBS
27%
Equity
20%
First
Mortgage
15%
Mezzanine
32%

Sector Type



Industrial
1%
Multifamily
42%
Office
22%
Retail
23%
Other
7%
Hotel
5%

Geographic Concentration[(3)]



NY
20%
CA
14%
FL
10%
TX
10%
MD
4%
Other
42%

Note: Data as of March 31, 2017. Percentages based on economic interest and may not sum to 100% due to rounding.
(1) Commercial Real Estate assets are exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities.
(2) Paydowns on consolidated VIEs associated with B Piece commercial mortgage-backed securities are reported based on net economic interest.
(3) Other includes 23 states, none of which represent more than 5% of total portfolio value.

27

Middle Market Lending Portfolio

- The middle market lending portfolio grew from $773 million to $841 million in assets during Q1 2017, a ~9% increase from Q4 2016
- Despite reduced M&A activity and a technical imbalance with increased capital raising, fund flows and new issue CLOs, the Annaly middle market loan portfolio has grown at returns that are accretive to the existing middle market loan portfolio
- Unlevered portfolio yield of 7.72% at the end of Q1 2017
- Portfolio of ~30 obligors is well diversified by sponsor, industry and borrower

Total Dedicated Capital: $0.6 billion

Lien Position



Unsecured/Mezz.
1%
2nd Lien
34%
1st Lien
66%

Industry(1)



16%
11%
10%
9%
7%
5%
4%
4%
4%
31%
Computer Prgm & Data Processing
Offices and Clinics of Doctors of Medicine
Miscellaneous Business Services
Insurance Agents, Brokers and Service
Public Warehousing & Storage
Commercial Fishing
Personnel Supply Services
Drugs
Aircraft and Parts
Other

Loan Size(2)



$0mm - $20mm
24%
$20mm - $40mm
42%
$40mm - $60mm
17%
$60mm+
17%

Note: Data as of March 31, 2017. Percentages based on principal outstanding and may not sum to 100% due to rounding.
(1) Based on Standard Industrial Classification (SIC) industry categories.
(2) Breakdown based on aggregate $ amount of individual investments made within the respective loan size buckets. Multiple investment positions with a single obligor shown as one individual investment.

28

Performance Highlights and Trends  Unaudited, dollars in thousands except per share amounts  *Represents a non-GAAP financial measure; see Appendix.Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings).Includes non-Agency securities, credit risk transfer securities and residential mortgage loans.Includes consolidated VIEs and loans held for sale.Includes repurchase agreements, other secured financing, securitized debt of consolidated VIEs, participation sold and mortgages payable.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure.Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and corporate debt, net of financing.  29

 Appendix: Non-GAAP Reconciliations

 To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.  Unaudited, dollars in thousands except per share amounts  31  Non-GAAP Reconciliations

 Non-GAAP Reconciliations (Cont’d)  To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.  Unaudited, dollars in thousands except per share amounts  32